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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Disclosures Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, our expectations regarding future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in EMEA and APAC, as applicable, excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. 2

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Table of Contents • Solutions Integrator Strategy • Solutions at Work • Employer Awards • Partner Recognitions • First Quarter 2026 Highlights and Performance • 2026 Outlook • Appendix 3

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Secure, Integrated Solutions We help our clients implement high-quality, scalable solutions from the cloud to the edge — quickly and safely End-to-end Capabilities We architect, build, and optimize modern technology platforms designed to meet our clients' unique needs Technology Expertise With 38 years as an industry leader, our deep understanding of hardware, devices, and software helps future-proof our clients' organizations Deep Partner Network Our global partnerships provide our clients access to influential industry leaders and right-fit IT solutions 4 Our experts solve our clients’ technology challenges by combining the right hardware, software, and services Our strategy is to become the leading SOLUTIONS INTEGRATOR

CLIENT STORY:

Global Appliance Manufacturer: From Digital Foundation to AI-Driven Operations

1 Challenge

- A global appliance manufacturer needed to modernize operations while scaling manufacturing and product complexity
- Fragmented data and legacy systems limiting visibility across product performance
- Manual, high-volume warranty claims processing driving cost and inefficiency
- Inconsistent user experiences across internal teams and dealer networks

2 Solution

Digital & Cloud Foundation

- Microsoft Azure® integration across systems
- Snowflake / data lake analytics to unify operational and product data
- Managed and consulting services to sustain operations at scale

AI & Advanced Analytics

- Designed and deployed a patented, real-time predictive AI model to identify product condition anomalies
- Developed a real-time data processing pipeline to detect and flag anomalies
- Built scalable machine learning pipelines using Azure Databricks

3 Outcomes

- **~$1M annual cost savings** in employee time/ hiring (estimated)
- **~$30M in annual claims cost reduction** (estimated)
- Warranty claims processing time reduced **5×**
- **80%+ classification accuracy**
- Improved visibility enabling **proactive product enhancements**
- Differentiated customer and dealer experiences
- Improved operational excellence and data-driven decision-making

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. • Insight and Microsoft helped the client adopt a cloud-first strategy, migrating core applications and data centers to Microsoft Azure • The company also implemented Microsoft 365 and E5 with Copilot to empower employees with modern productivity tools and leverage the power of generative AI within a secure ecosystem • Fortified security with enterprise-grade controls • Increased efficiency saving valuable hours each week and freeing teams for higher-value work • Enabled growth, scaling to serve over 120,000 members across the entire state of Texas CLIENT STORY: Ready for Tomorrow: A Look at Texans Credit Union's Digital Workplace Strategy Challenge Solution Outcomes 6 • Texans Credit Union needed to modernize IT to support a quickly- expanding membership and next- generation customers • The company needed to move beyond a traditional on-premise model to a more agile, secure, and scalable digital operation

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Employer Awards 7 – 2025 America’s Best Employers for Women – 2025 America's Best Employers for Company Culture – 2025 America's Best Employers for Tech Workers – 2025 America's Best Employers by State Newsweek America's Greatest Workplaces 2025 (4.5 stars) America's Greatest Workplaces for Diversity 2025 (4.5 stars) Phoenix Business Journal No. 8 | 2025 Healthiest Employer's Awards (Large Enterprises) International Great Place to Work No. 5 | 2025 Philippines No. 14 | 2025 Australia Best in Tech No. 26 | 2025 UK Best in Tech No. 33 | 2025 UK (Super Large Organizations) No. 46 | 2025 UK for Women 2025 Hong Kong Best Workplace 2026 Canada Best Workplace 2026 Italy Best Workplace Certified | 2025 United States, Austria, France, Italy, Spain, Sweden, UK, Australia, China, Hong Kong, India, New Zealand, Philippines, and Singapore FORBES 2025 World's Best Employers No. 34 in IT CRN Magazine 2025 Tech Elite 250 2025 IoT Innovators No. 20 | 2025 Solution Provider 500 Elite 150 | 2025 Managed Solution Provider 500 Finalist | Best of the Channel - Best AI Solution Provider

Top partner and industry recognitions

Google Cloud

- 2025 Partner of the Year for Google Workspace
- 2026 Partner of the Year for Global Workplace AI Transformation

Gartner

- 2025 Gartner Innovation Guide for Generative AI Consulting and Implementation Services - Emerging Leader
- 2025 Gartner Magic Quadrant for Public Cloud IT Transformation Services - Niche Player
- 2025 Gartner Magic Quadrant for Software Asset Management Managed Services (Niche Player)

Hewlett Packard Enterprise

- 2025 Financial Services Partner of the Year

Forrester

- 2025 Forrester AI Technical Services Landscape, Q2 2025

HP

- 2025 UK Education Customer Acquisition Partner of the Year
- 2026 Print Hardware Partner of the Year
- 2026 Canada Services Partner of the Year

Cisco Partner

- 2025 USA West Area Small Business Partner of the Year
- 2025 Small Business and Mid-Market Partner of the Year for the Americas
- 2025 Canada Small Business Partner of the Year

Lenovo

- 2025 Best Social Impact Initiative Award (Finalist)
- 2025 Outstanding Global Partner Excellence Award (Finalist)

Apple

- 2025 Premium Business Partner

logitech

- 2025 North America Partner of the Year

Google | Achieved five Google Public Sector Partner Expertise Specializations in AI and ML, data analytics, maps and geospatial, security and work transformation in 2025

Google | Awarded six 2026 Google Public Sector (GPS) Partner Expertise Badges for the following: Infrastructure Modernization, Customer Engagement, AI & ML, Data Analytics, Security, and Work Transformation

Red Hat | 2025 Named an elite Red Hat Specialized Partner for automation expertise

IDC MarketScape | 2025 Device-as-a-Service "Major Player" | 2025 European Microsoft Azure Professional Services "Major Player" | 2025 Software Asset Management Managed Services "Major Player"

ISACA | Appraises Insight Public Sector at Level 3 of its Capability Maturity Model Integration in 2025

Zebra | 2025 Innovative Strategic Alignment NSP Partner of the Year

Sodexo | 2025 UK Highly Commended Innovative Partner of the Year

ThreatDown | 2025 Solution Partner of the Year

Ericsson | 2025 Americas Growth Partner of the Year | 2026 Public Sector Partner of the Year

Barracuda Networks | 2026 National Partner of the Year

Everest Group | 2026 Google Cloud Services PEAK Matrix Assessment "Major Contender"

ServiceNow | 2026 Service Provider Rising Star Partner of the Year for the Americas

Nitro | 2026 Reseller of the Year

CrowdStrike | 2026 JAPAC Partner of the Year

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Q1 2026 Performance

(Changes against prior year period)

NET SALES

$2.1B

+1% YoY

GROSS PROFIT

$462M

+14% YoY

CLOUD GROSS PROFIT

$139M

+35% YoY

INSIGHT CORE SERVICES GROSS PROFIT

$86M

+19% YoY

MARGINS

GROSS MARGIN

21.7%

+240 bps

EFO MARGIN

3.4%

+50 bps

ADJUSTED EFO* MARGIN

6.6%

+130 bps

SERVICE DELIVERY SCALE

HEADCOUNT

Skilled, certified consulting and service delivery professionals

6,500+

OPERATING CASH FLOWS

NET CASH FROM OPERATIONS

$32M

EARNINGS

EARNINGS FROM OPERATIONS

$72M

+19% YoY

DILUTED EARNINGS PER SHARE

$0.97

+341% YoY

NET EARNINGS

$30M

+299% YoY

ADJUSTED EARNINGS FROM OPERATIONS*

$141M

+27% YoY

ADJUSTED DILUTED EARNINGS PER SHARE*

$2.88

+26% YoY

ADJUSTED EBITDA*

$152M

+27% YoY

* See Appendix for reconciliation of non-GAAP measures

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Assumptions: As of May 7, 2026 Gross profit growth in the low single digits Gross margin approximately 21.5% Adjusted diluted EPS* $11.00 - $11.50 Interest and other expenses approximately $90 million Effective tax rate 25.5% - 26.5% Capital expenditures $20 - $30 million Average share count approximately 30 million Other Exclusions and Assumptions: • Excludes acquisition-related intangibles amortization expense of approximately $83.4 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments or the macroeconomic environment, whether due to tariffs or otherwise * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted diluted earnings per share excludes severance and restructuring expense, non-cash stock-based compensation expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2026 forecast Full Year 2026 Outlook 10

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Appendix 11

NET SALES

$2.1B +1% YoY



$2.1B
$2.1B
$2.0B
$2.0B
$2.1B
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26

Trailing twelve months

$8.3B* -2% YoY



$8.7B
$8.4B
$8.4B
$8.3B
$8.2B
$8.3B
2024
Q1-25
Q2-25
Q3-25
2025
Q1-26

GROSS PROFIT

$462M +14% YoY



Gross Margin
19.3%
21.1%
21.7%
23.4%
21.7%
$406M
$442M
$434M
$478M
$462M
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26

Trailing twelve months

$1.8B* +5% YoY



20.3%
20.6%
20.6%
20.8%
21.4%
22.0%
$1.8B
$1.7B
$1.7B
$1.7B
$1.8B
$1.8B
2024
Q1-25
Q2-25
Q3-25
2025
Q1-26

Insight.

* For the twelve months ended March 31, 2026

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SERVICES NET SALES

Trailing twelve months

$461M +17% YoY

$1.8B* +7% YoY



$396M
$426M
$426M
$468M
$461M
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26



$1,686M
$1,666M
$1,657M
$1,669M
$1,716M
$1,782M
2024
Q1-25
Q2-25
Q3-25
2025
Q1-26

SERVICES GROSS PROFIT

Trailing twelve months

$283M +23% YoY

$1.1B* +11% YoY



Gross Margin
58%
60%
61%
63%
61%
$231M
$258M
$262M
$297M
$283M
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26



60%
60%
60%
60%
61%
62%
$1,010M
$992M
$987M
$1,004M
$1,047M
$1,099M
2024
Q1-25
Q2-25
Q3-25
2025
Q1-26

* For the twelve months ended March 31, 2026

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. INSIGHT CORE SERVICES GROSS PROFIT CLOUD GROSS PROFIT * For the twelve months ended March 31, 2026 Note: Insight Core services is defined as services Insight delivers and manages Trailing twelve months Trailing twelve months $73M $78M $79M $90M $86M Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 30.6% 31.8% 32.3% 34.6% 32.7% $86M +19% YoY Gross Margin $315M $312M $310M $308M $320M $334M 2024 Q1-25 Q2-25 Q3-25 2025 Q1-26 31.8% 31.7% 31.6% 31.6% 32.4% 32.9% $334M* +7% YoY $103M $123M $130M $138M $139M Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 $484M $480M $473M $481M $495M $531M 2024 Q1-25 Q2-25 Q3-25 2025 Q1-26 $139M +35% YoY $531M* +10% YoY 14

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. EARNINGS FROM OPERATIONS ADJUSTED EARNINGS FROM OPERATIONS** * For the twelve months ended March 31, 2026 ** See Appendix for reconciliation of non-GAAP measures. Prior period adjusted information has been recast to conform to the current period presentation Trailing twelve months Trailing twelve months $60M $87M $93M $95M $72M Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 $389M $349M $304M $304M $335M $347M 2024 Q1-25 Q2-25 Q3-25 2025 Q1-26 $72M +19% YoY $347M* -1% YoY $111M $138M $135M $153M $141M Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 $141M +27% YoY $536M $518M $516M $522M $538M $568M 2024 Q1-25 Q2-25 Q3-25 2025 Q1-26 $568M* +10% YoY 15

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. DILUTED EARNINGS PER SHARE ADJUSTED DILUTED EARNINGS PER SHARE** * For the twelve months ended March 31, 2026 ** See Appendix for reconciliation of non-GAAP measures. Prior period adjusted information has been recast to conform to the current period presentation Trailing twelve months Trailing twelve months $0.22 $1.46 $1.62 $1.67 $0.97 Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 $6.55 $5.11 $4.21 $4.20 $4.86 $5.73 2024 Q1-25 Q2-25 Q3-25 2025 Q1-26 $2.28 $2.68 $2.67 $3.15 $2.88 Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 $10.39 $10.20 $10.22 $10.48 $10.75 $11.37 2024 Q1-25 Q2-25 Q3-25 2025 Q1-26 $0.97 +341% YoY $5.73* +12% YoY $2.88 +26% YoY $11.37* +11% YoY 16

Consolidated IEI Financial Metrics

Three Months Ended	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26
Net Sales YoY	(12)%	(3)%	(4)%	(1)%	1%
Gross Margin	19.3%	21.1%	21.7%	23.4%	21.7%
GAAP EFO	$60.1M	$86.5M	$93.1M	$95.2M	$71.7M
GAAP EFO YoY	(40)%	(34)%	—%	47%	19%
GAAP EFO Margin	2.9%	4.1%	4.6%	4.6%	3.4%
Adjusted EFO*	$111.2M	$138.0M	$135.3M	$153.2M	$141.1M
Adjusted EFO* YoY	(14)%	(1)%	5%	12%	27%
Adjusted EFO* Margin	5.3%	6.6%	6.8%	7.5%	6.6%
GAAP Diluted EPS	$0.22	$1.46	$1.62	$1.67	$0.97
GAAP Diluted EPS YoY	(87)%	(36)%	7%	69%	341%
Adjusted Diluted EPS*	$2.28	$2.68	$2.67	$3.15	$2.88
Adjusted Diluted EPS* YoY	(8)%	1%	11%	11%	26%

Twelve Months Ended	2024	Q1-25	Q2-25	Q3-25	2025	Q1-26
Net Sales YoY	(5)%	(9)%	(8)%	(7)%	(5)%	(2)%
Gross Margin	20.3%	20.6%	20.6%	20.8%	21.4%	22.0%
GAAP EFO	$388.6M	$348.7M	$304.2M	$304.4M	$334.9M	$346.5M
GAAP EFO YoY	(7)%	(21)%	(33)%	(33)%	(14)%	(1)%
GAAP EFO Margin	4.5%	4.1%	3.6%	3.7%	4.1%	4.2%
Adjusted EFO*	$536.3M	$517.7M	$515.8M	$521.7M	$537.7M	$567.7M
Adjusted EFO* YoY	3%	(6)%	(6)%	(5)%	—%	10%
Adjusted EFO* Margin	6.2%	6.1%	6.2%	6.3%	6.5%	6.9%
GAAP Diluted EPS	$6.55	$5.11	$4.21	$4.20	$4.86	$5.73
GAAP Diluted EPS YoY	(13)%	(36)%	(48)%	(47)%	(26)%	12%
Adjusted Diluted EPS*	$10.39	$10.20	$10.22	$10.48	$10.75	$11.37
Adjusted Diluted EPS* YoY	1%	(6)%	(5)%	(1)%	3%	11%

* See Appendix for reconciliation of non-GAAP measures

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Services Financial Metrics

Three Months Ended	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26
Services Revenue	$396M	$426M	$426M	$468M	$461M
Services Revenue YoY	(5%)	(2%)	3%	11%	17%
Services Gross Profit	$231M	$258M	$262M	$297M	$283M
Insight Core Services Gross Profit	$73M	$78M	$79M	$90M	$86M
Agent Services* Gross Profit	$158M	$179M	$183M	$206M	$197M
Services Gross Profit YoY	(7%)	(2%)	7%	17%	23%
Insight Core Services Gross Profit YoY	(4%)	(3%)	(3%)	16%	19%
Agent Services* Gross Profit YoY	(9%)	(2%)	12%	17%	25%
Services Gross Margin	58%	60%	61%	63%	61%
Insight Core Services Gross Margin	31%	32%	32%	35%	33%
Agent Services* Gross Margin	100%	100%	100%	100%	100%

Twelve Months Ended	2024	Q1-25	Q2-25	Q3-25	2025	Q1-26
Services Revenue	$1,686M	$1,666M	$1,657M	$1,669M	$1,716M	$1,782M
Services Revenue YoY	9%	4%	1%	—%	2%	7%
Services Gross Profit	$1,010M	$992M	$987M	$1,004M	$1,047M	$1,099M
Insight Core Services Gross Profit	$315M	$312M	$310M	$308M	$320M	$334M
Agent Services* Gross Profit	$695M	$680M	$677M	$696M	$726M	$765M
Services Gross Profit YoY	13%	4%	1%	—%	4%	11%
Insight Core Services Gross Profit YoY	15%	8%	4%	—%	2%	7%
Agent Services* Gross Profit YoY	11%	3%	—%	—%	4%	13%
Services Gross Margin	60%	60%	60%	60%	61%	62%
Insight Core Services Gross Margin	32%	32%	32%	32%	32%	33%
Agent Services* Gross Margin	100%	100%	100%	100%	100%	100%

* Represents agent services other than those included in Insight Core services

Note 1: Insight Core services is defined as services Insight delivers and manages
Note 2: Numbers may not foot due to immaterial rounding

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation Three Months Ended March 31, 2026 North America EMEA APAC Net Sales $1.7B $372.9M $72.3M Net Sales YoY** (1%) —% 11% Gross Profit $353.3M $86.8M $22.0M Gross Profit YoY** 11% 11% 35% Gross Margin 21.0% 23.3% 30.4% Gross Margin YoY 220 bps 230 bps 530 bps GAAP EFO $66.2M $6.6M -$1.1M GAAP EFO YoY** 30% 22% (125%) Adjusted EFO* $122.4M $14.8M $4.0M Adjusted EFO* YoY** 30% 9% (21%) GEO Financial Metrics 19

Adjusted EBITDA and Debt Covenants

US Dollars in $000s	Twelve Months Ended March 31, 2026	2025
Adjusted Consolidated EBITDA:		
Net earnings	$ 179,842	$ 190,178
Interest expense	100,996	70,742
Taxes	76,469	73,552
Depreciation and amortization of property and equipment	29,740	28,826
Amortization of intangible assets	79,279	73,204
Change in fair value of earnout liabilities	35,396	6,410
Net loss on revaluation of warrant settlement liabilities	—	25,069
Transformation costs	18,317	17,375
Impairment loss on a long-lived real estate asset held for sale	13,957	—
Severance and restructuring expenses, net	36,590	36,404
Acquisition and integration related expenses	3,393	1,570
Stock-based compensation expense	33,088	34,775
Other*	1,153	(690)
Adjusted consolidated EBITDA	$ 608,220	$ 557,415
Net earnings as a % of net sales	2.2%	2.3%
Adjusted consolidated EBITDA margin	7.4%	6.6%
Less: Capital expenditures	(23,385)	(47,430)
Adjusted consolidated EBITDAS for FCCR Ratio	$ 584,835	$ 509,985
Taxes and interest**	$ 167,351	$ 134,754
Fixed Charge Coverage Ratio	3.5	3.8

* Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Net recoveries related to third-party data center service outages were $0.2 million and $2.1 million for the twelve months ended March 31, 2026 and 2025, respectively. Certain executive recruitment and hiring related expenses were $1.3 million and $1.4 million for the twelve months ended March 31, 2026 and 2025, respectively

** Tax expense plus interest expense less non-cash imputed interest under the Company's inventory financing facilities



Fixed Charge Coverage
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$—
$584,835
3.49x
$167,351
EBITDA-Dividends-CAPEX
Fixed Charges



Total Leverage Ratio
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$—
$1,469,045
2.42x
$608,220
Consolidated Funded Indebtedness
Adjusted Consolidated EBITDAS

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20

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended March 31, US Dollars in $000s 2026 2025 2024 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 71,682 $ 60,103 $ 99,986 Amortization of intangible assets 21,059 18,548 14,925 Change in fair value of earnout liabilities 25,293 15,200 941 Transformation costs 6,504 1,270 2,250 Impairment loss on a long-lived real estate asset 1,369 — — Severance and restructuring expenses, net 6,485 7,026 2,227 Acquisition and integration related expenses 1 175 1,281 Stock-based compensation expense 8,197 8,847 8,043 Other** 558 30 140 Adjusted non-GAAP consolidated EFO $ 141,148 $ 111,199 $ 129,793 GAAP EFO as a percentage of net sales 3.4% 2.9% 4.2 % Adjusted non-GAAP EFO as a percentage of net sales 6.6% 5.3% 5.5% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, and (ix) the tax effects of each of these items, as applicable ** Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.6 million for the three months ended March 31, 2026, compared to immaterial amounts for the three months ended March 31, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures* 21

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended March 31, US Dollars in $000s, except per share data 2026 2025 2024 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 30,009 $ 7,514 $ 67,027 Amortization of intangible assets 21,059 18,548 14,925 Change in fair value of earnout liabilities 25,293 15,200 941 Net loss on revaluation of warrant settlement liabilities — 25,069 — Transformation costs 6,504 1,270 2,250 Impairment loss on a long-lived real estate asset 1,369 — — Severance and restructuring expenses 6,485 7,026 2,227 Acquisition and integration expenses 1 175 1,281 Stock-based compensation expense 8,197 8,847 8,043 Other** 558 30 140 Income taxes on non-GAAP adjustments (10,551) (8,555) (9,266) Adjusted non-GAAP consolidated net earnings $ 88,924 $ 75,124 $ 87,568 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, and (ix) the tax effects of each of these items, as applicable ** Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.6 million for the three months ended March 31, 2026, compared to immaterial amounts for the three months ended March 31, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 22

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended March 31, US Dollars in $000s, except per share data 2026 2025 2024 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 0.97 $ 0.22 $ 1.74 Amortization of intangible assets 0.68 0.53 0.39 Change in fair value of earnout liabilities 0.82 0.44 0.02 Net loss on revaluation of warrant settlement liabilities — 0.72 — Transformation costs 0.21 0.04 0.06 Impairment loss on a long-lived real estate asset 0.04 — — Severance and restructuring expenses 0.21 0.20 0.06 Acquisition and integration expenses — 0.01 0.03 Stock-based compensation expense 0.27 0.26 0.21 Other** 0.02 — 0.01 Income taxes on non-GAAP adjustments (0.34) (0.25) (0.24) Impact of benefit from note hedge — 0.11 0.21 Adjusted non-GAAP diluted EPS $ 2.88 $ 2.28 $ 2.49 Shares used in diluted EPS calculation 30,856 34,683 38,435 Impact of benefit from note hedge — (1,731) (3,228) Shares used in Adjusted non-GAAP diluted EPS calculation 30,856 32,952 35,207 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, and (ix) the tax effects of each of these items, as applicable ** Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.6 million for the three months ended March 31, 2026, compared to immaterial amounts for the three months ended March 31, 2025 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 23

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended March 31, US Dollars in $000s 2026 2025 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 66,198 $ 50,790 Amortization of intangible assets 18,644 16,804 Change in fair value of earnout liabilities 21,286 15,200 Transformation costs 3,582 860 Impairment loss on a long-lived real estate asset 1,369 — Severance and restructuring expenses 4,641 3,111 Acquisition and integration expenses 61 170 Stock-based compensation expense 6,060 6,895 Other** 558 30 Adjusted non-GAAP EFO from North America segment $ 122,399 $ 93,860 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 6,605 $ 5,011 Amortization of intangible assets 1,813 1,744 Change in fair value of earnout liabilities — — Transformation costs 2,922 410 Impairment loss on a long-lived real estate asset — — Severance and restructuring expenses 1,750 3,853 Acquisition and integration expenses (16) — Stock-based compensation expense 1,688 1,581 Adjusted non-GAAP EFO from EMEA segment $ 14,762 $ 12,599 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, and (ix) the tax effects of each of these items, as applicable ** Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.6 million for the three months ended March 31, 2026, compared to immaterial amounts for the three months ended March 31, 2025 24

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended March 31, US Dollars in $000s 2026 2025 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ (1,121) $ 4,302 Amortization of intangible assets 602 — Change in fair value of earnout liabilities 4,007 — Severance and restructuring expenses 94 62 Acquisition and integration expenses (44) 5 Stock-based compensation expense 449 371 Adjusted non-GAAP EFO from APAC segment $ 3,987 $ 4,740 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, and (ix) the tax effects of each of these items, as applicable Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 25

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended March 31, US Dollars in $000s 2026 2025 Adjusted Consolidated EBITDA: GAAP consolidated net earnings $ 30,009 $ 7,514 Interest expense 25,610 17,739 Income tax expense 19,492 11,495 Depreciation and amortization of property and equipment 7,419 7,231 Amortization of intangible assets 21,059 18,548 Gain on revaluation of earnout liabilities 25,293 15,200 Net loss on revaluation of warrant settlement liability — 25,069 Transformation costs 6,504 1,270 Impairment loss on a long lived real estate asset held for sale 1,369 — Severance and restructuring expenses, net 6,485 7,026 Acquisition and integration related expenses 1 175 Stock-based compensation expense 8,197 8,847 Other** 558 30 Adjusted non-GAAP EBITDA $ 151,996 $ 120,144 Net earnings as a % of net sales 1.4% 0.4 % Adjusted non-GAAP EBITDA margin 7.1% 5.7 % Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 26 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted EBITDA excludes (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) severance and restructuring expenses, net, (vi) certain executive recruitment and hiring related expenses, (vii) transformation costs (viii) certain acquisition and integration related expenses, (ix) gains and losses from revaluation of acquisition related earnout liabilities, (x) gains and losses from the revaluation of warrant settlement liabilities, (xi) impairment losses on long lived real estate assets held for sale, and (xii) stock-based compensation expense, as applicable ** Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.6 million for the three months ended March 31, 2026, compared to immaterial amounts for the three months ended March 31, 2025

Reconciliation of GAAP to Non-GAAP Financial Measures *(continued)*

US Dollars in $000s	Twelve Months Ended March 31, 2026	Twelve Months Ended March 31, 2025
Adjusted Return on Invested Capital:		
GAAP consolidated EFO	$ 346,502	$ 348,701
Amortization of intangible assets	79,279	73,204
Change in fair value of earnout liabilities	35,396	6,410
Transformation costs	18,317	17,375
Impairment loss on a long-lived real estate asset	13,957	—
Severance and restructuring expenses	36,590	36,404
Acquisition and integration expenses	3,393	1,570
Stock-based compensation expense	33,088	34,775
Other[5]	1,153	(690)
Adjusted non-GAAP consolidated EFO	$ 567,675	$ 517,749
Income tax expense[1]	147,595	134,615
Adjusted non-GAAP consolidated EFO, net of tax	$ 420,080	$ 383,134
Average stockholders' equity[2]	$ 1,605,726	$ 1,746,178
Average debt[2]	1,301,841	957,752
Average cash[2]	(395,330)	(306,790)
Invested Capital	$ 2,512,237	$ 2,397,140
Adjusted non-GAAP ROIC (from GAAP consolidated EFO)[3]	10.2%	10.8%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)[4]	16.7%	16.0%

[1] Assumed tax rate of 26.0%.
[2] Average of previous five quarters.
[3] Computed as GAAP consolidated EFO, net of tax of $90,091 and $90,662 for the twelve months ended March 31, 2026 and 2025, respectively, divided by invested capital.
[4] Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.
[5] Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Net recoveries related to third-party data center service outages were $0.2 million and $2.1 million for the twelve months ended March 31, 2026 and 2025, respectively. Certain executive recruitment and hiring related expenses were $1.3 million and $1.4 million for the twelve months ended March 31, 2026 and 2025, respectively.

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended March 31, US Dollars in $000s 2026 2025 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 383,983 $ 339,173 Less: Change in fair value of earnout liabilities 25,293 15,200 Amortization of intangible assets 21,059 18,548 Transformation costs 6,504 1,270 Impairment loss on a long lived real estate asset held for sale 1,369 — Stock-based compensation expense 8,197 8,847 Other** 558 30 Adjusted non-GAAP selling and administrative expenses $ 321,003 $ 295,278 GAAP selling and administrative expenses*** 18.0% 16.1 % Adjusted non-GAAP selling and administrative expenses*** 15.1% 14.0% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, and (ix) the tax effects of each of these items, as applicable ** Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.6 million for the three months ended March 31, 2026, compared to immaterial amounts for the three months ended March 31, 2025 *** As a percentage of IEI net sales Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 28

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Twelve Months Ended March 31, US Dollars in $000s 2026 Adjusted Free Cash Flow: Net cash provided by operating activities $ 258,160 Less: Purchases of property and equipment 23,385 Adjusted non-GAAP free cash flow $ 234,775 Net cash used in investing activities $ (308,668) Net cash provided by financing activities $ 162,050 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 179,842 Amortization of intangible assets 79,279 Change in fair value of earnout liabilities 35,396 Net loss on revaluation of warrant settlement liabilities — Transformation costs 18,317 Impairment loss on a long-lived real estate asset 13,957 Severance and restructuring expenses 36,590 Acquisition and integration expenses 3,393 Stock-based compensation expense 33,088 Other** 1,153 Income taxes on non-GAAP adjustments (44,152) Adjusted non-GAAP consolidated net earnings $ 356,863 Net cash provided by operating activities as % net earnings 144 % Adjusted free cash flow as % of adjusted net earnings 66% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, and (ix) the tax effects of each of these items, as applicable ** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Net recoveries related to third-party data center service outages were $0.2 million for the twelve months ended March 31, 2026. Certain executive recruitment and hiring related expenses were $1.3 million and for the twelve months ended March 31, 2026 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 29

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
Adjusted Consolidated Earnings from Operations:						
GAAP consolidated EFO	$ 86,532	$ 131,073	$ 93,067	$ 92,851	$ 95,221	$ 64,674
Amortization of intangible assets	18,668	17,357	18,678	18,702	20,874	18,597
Change in fair value of earnout liabilities	164	(25,148)	3,800	(6,442)	6,139	22,800
Transformation costs	7,005	5,649	2,929	5,068	1,879	5,388
Impairment loss on a long-lived real estate asset	12,588	—	—	—	—	—
Severance and restructuring expenses	3,405	4,868	5,390	8,543	21,310	15,967
Acquisition and integration expenses	76	190	2,831	695	485	510
Stock-based compensation expense	9,062	8,857	8,856	9,316	6,973	7,755
Other	525	(2,897)	(247)	700	317	1,477
Adjusted non-GAAP consolidated EFO	$ 138,025	$ 139,949	$ 135,304	$ 129,433	$ 153,198	$ 137,168
GAAP EFO as a percentage of net sales	4.1%	6.1%	4.6%	4.4%	4.6%	3.1%
Adjusted non-GAAP EFO as a percentage of net sales	6.6%	6.5%	6.8%	6.2%	7.5%	6.6%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) impairment losses on long lived real estate assets now held for sale, (ix) stock-based compensation expense, and (x) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
Adjusted Consolidated Net Earnings:						
GAAP consolidated net earnings	$ 46,932	$ 87,444	$ 50,947	$ 58,208	$ 51,954	$ 37,012
Amortization of intangible assets	18,668	17,357	18,678	18,702	20,874	18,597
Change in fair value of earnout liabilities	164	(25,148)	3,800	(6,442)	6,139	22,800
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	—	—
Transformation costs	7,005	5,649	2,929	5,068	1,879	5,388
Impairment loss on a long-lived real estate asset	12,588	—	—	—	—	—
Severance and restructuring expenses	3,405	4,868	5,390	8,543	21,310	15,967
Acquisition and integration expenses	76	190	2,831	695	485	510
Stock-based compensation expense	9,062	8,857	8,856	9,316	6,973	7,755
Other	525	(2,897)	(247)	700	317	1,477
Income taxes on non-GAAP adjustments	(12,381)	(2,900)	(9,123)	(10,366)	(12,097)	(11,963)
Adjusted non-GAAP consolidated net earnings	$ 86,044	$ 93,420	$ 84,061	$ 84,424	$ 97,834	$ 97,543

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) impairment losses on long lived real estate assets now held for sale, (ix) stock-based compensation expense, and (x) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
Adjusted Diluted Earnings Per Share:						
GAAP diluted EPS	$ 1.46	$ 2.27	$ 1.62	$ 1.52	$ 1.67	$ 0.99
Amortization of intangible assets	0.58	0.45	0.59	0.49	0.67	0.50
Change in fair value of earnout liabilities	0.01	(0.65)	0.12	(0.17)	0.20	0.61
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	—	—
Transformation costs	0.22	0.15	0.09	0.13	0.06	0.14
Impairment loss on a long-lived real estate asset	0.39	—	—	—	—	—
Severance and restructuring expenses	0.11	0.13	0.17	0.22	0.68	0.43
Acquisition and integration expenses	—	—	0.09	0.02	0.02	0.01
Stock-based compensation expense	0.28	0.23	0.28	0.24	0.22	0.21
Other	0.01	(0.08)	(0.01)	0.02	0.01	0.05
Income taxes on non-GAAP adjustments	(0.39)	(0.08)	(0.29)	(0.27)	(0.39)	(0.32)
Impact of benefit from note hedge	0.01	0.23	0.01	0.21	0.01	0.23
Adjusted non-GAAP diluted EPS	$ 2.68	$ 2.65	$ 2.67	$ 2.41	$ 3.15	$ 2.85
Shares used in diluted EPS calculation	32,121	38,567	31,536	38,331	31,046	37,212
Impact of benefit from note hedge	—	(3,322)	—	(3,258)	—	(3,011)
Shares used in Adjusted non-GAAP diluted EPS calculation	32,121	35,245	31,536	35,073	31,046	34,201

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) impairment losses on long lived real estate assets now held for sale, (ix) stock-based compensation expense, and (x) the tax effects of each of these items, as applicable

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Financial Results by Offering Category

US Dollars in $000s	Q1-24	Q2-24	Q3-24	Q4-24	FY 2024	Q1-25	Q2-25	Q3-25	Q4-25	FY 2025	Q1-26
Consolidated IEI by Offering Category:											
Hardware	$ 1,134,727	$ 1,172,641	$ 1,137,518	$ 1,130,014	$ 4,574,900	$ 1,141,516	$ 1,191,031	$ 1,144,225	$ 1,153,345	$ 4,630,117	$ 1,220,217
Software	829,228	553,794	536,261	521,457	2,440,740	566,284	474,259	433,547	426,801	1,900,891	446,329
Total Products	1,963,955	1,726,435	1,673,779	1,651,471	7,015,640	1,707,800	1,665,290	1,577,772	1,580,146	6,531,008	1,666,546
Agent Services	183,634	197,798	175,605	188,475	745,512	169,907	191,051	192,299	216,773	770,030	208,707
Insight Delivered Services	231,896	237,429	238,502	232,719	940,546	225,849	235,141	233,774	251,378	946,142	252,733
Total Services	415,530	435,227	414,107	421,194	1,686,058	395,756	426,192	426,073	468,151	1,716,172	461,440
Total Net Sales	$ 2,379,485	$ 2,161,662	$ 2,087,886	$ 2,072,665	$ 8,701,698	$ 2,103,556	$ 2,091,482	$ 2,003,845	$ 2,048,297	$ 8,247,180	$ 2,127,986
Hardware Cost	$ 986,909	$ 1,021,148	$ 982,489	$ 978,207	$ 3,968,753	$ 994,519	$ 1,037,049	$ 996,360	$ 1,000,730	$ 4,028,658	$ 1,069,020
Software Cost	784,675	515,122	503,782	487,483	2,291,062	537,307	443,728	408,961	397,669	1,787,665	418,624
Total Product Cost	1,771,584	1,536,270	1,486,271	1,465,690	6,259,815	1,531,826	1,480,777	1,405,321	1,398,399	5,816,323	1,487,644
Services Cost	166,973	172,027	169,530	167,337	675,867	165,253	168,378	164,329	171,470	669,430	178,191
Total Cost of Goods Sold	$ 1,938,557	$ 1,708,297	$ 1,655,801	$ 1,633,027	$ 6,935,682	$ 1,697,079	$ 1,649,155	$ 1,569,650	$ 1,569,869	$ 6,485,753	$ 1,665,835
Product Gross Profit	$ 192,371	$ 190,165	$ 187,508	$ 185,781	$ 755,825	$ 175,974	$ 184,513	$ 172,451	$ 181,747	$ 714,685	$ 178,902
Services Gross Profit	248,557	263,200	244,577	253,857	1,010,191	230,503	257,814	261,744	296,681	1,046,742	283,249
Total Gross Profit	$ 440,928	$ 453,365	$ 432,085	$ 439,638	$ 1,766,016	$ 406,477	$ 442,327	$ 434,195	$ 478,428	$ 1,761,427	$ 462,151
% of Total Net Sales:											
Hardware	48%	54%	54%	55%	53%	54%	57%	57%	56%	56%	57%
Software	35%	26%	26%	25%	28%	27%	23%	22%	21%	23%	21%
Total Products	83%	80%	80%	80%	81%	81%	80%	79%	77%	79%	78%
Agent Services	8%	9%	8%	9%	9%	8%	9%	10%	11%	9%	10%
Insight Delivered Services	10%	11%	11%	11%	11%	11%	11%	12%	12%	11%	12%
Total Services	17%	20%	20%	20%	19%	19%	20%	21%	23%	21%	22%
% of Total Services Net Sales:											
Agent Services	44%	45%	42%	45%	44%	43%	45%	45%	46%	45%	45%
Insight Delivered Services	56%	55%	58%	55%	56%	57%	55%	55%	54%	55%	55%

Note: Numbers may not foot or cross foot due to immaterial rounding

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